Exhibit 99.3

FIFTH AMENDMENT
TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT AND GUARANTY

This FIFTH AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT AND GUARANTY (this “Amendment”) dated as of May 10, 2013 (the “Amendment Effective Date”), is among COMSTOCK RESOURCES, INC. (the “Borrower”), the financial institutions party hereto as lenders, and BANK OF MONTREAL, as administrative agent for the Lenders (in such capacity, together with its successors and assigns, the “Administrative Agent”).

PRELIMINARY STATEMENT

A.           The Borrower, the Administrative Agent, the Lenders and certain other parties have entered into that certain Third Amended and Restated Credit Agreement dated as of November 30, 2010, as amended by that certain Assignment and First Amendment to Third Amended and Restated Credit Agreement dated as of October 31, 2011, as amended by that certain Second Amendment and Waiver to Third Amended and Restated Credit Agreement dated as of December 29, 2011, and as amended by that certain Third Amendment to Third Amended and Restated Credit Agreement dated as of October 29, 2012, and as amended by that certain Fourth Amendment to Third Amended and Restated Credit Agreement dated as of February 8, 2013 (as amended, restated, modified or supplemented from time to time until the date hereof, the “Credit Agreement”); and certain of the Borrower’s Subsidiaries have executed and delivered that certain Third Amended and Restated Subsidiary Guaranty dated as of November 30, 2010 (as amended, restated, modified or supplemented from time to time until the date hereof, the “Guaranty”).

B.           The Borrower has informed the Administrative Agent and the Lenders that the Borrower or one or more of its Subsidiaries intends to Dispose of all of the Oil and Gas Properties of the Borrower and its Subsidiaries in Gaines and Reeves Counties, Texas prior to June 30, 2013 (the “Permian Properties” and the Disposition thereof, the “Permian Disposition”) for consideration of approximately $762,000,000, subject to customary purchase price adjustments.

C.           The Borrower has requested that the Administrative Agent and the Lenders amend certain provisions of the Credit Agreement in order to permit (i) the Permian Disposition and the release of any Liens encumbering the Permian Properties and (ii) the Borrower to use certain of the Net Sale Proceeds thereof to repurchase, redeem or prepay currently outstanding Unsecured Senior Notes or make Restricted Payments (or both), in each case, subject to certain conditions more particularly set forth herein.

D.           The Borrower has provided the Engineering Report contemplated under Section 6.2(g) of the Credit Agreement and the Administrative Agent has recommended to the Lenders that the Borrowing Base be redetermined at $500,000,000 from and after the consummation of the Permian Disposition until the next redetermination of the Borrowing Base in accordance with the Credit Agreement.

E.           The Borrower, the other Loan Parties, the Administrative Agent and the Lenders have agreed to make certain other changes or modifications to the Credit Agreement and the other Loan Documents, as more particularly set forth herein.

F.           Subject to the terms and conditions of this Amendment, the Lenders, the Administrative Agent have entered into this Amendment in order to effectuate such amendments and modifications to the Credit Agreement, as set forth herein.

NOW THEREFORE, in consideration of the foregoing and the mutual agreements set forth herein, the parties agree as follows:

Section 1.   Definitions.  Unless otherwise defined in this Amendment, each capitalized term used in this Amendment has the meaning assigned to such term in the Credit Agreement.

Section 2.   Amendments of Credit Agreement.  The Credit Agreement is hereby amended as follows:

(a)  Section 1.1 of the Credit Agreement is hereby amended by adding the following new defined terms in their appropriate alphabetical order:

“Commodity Exchange Act” means the Commodity Exchange Act (7 U.S.C. § 1 et seq.), as amended from time to time, and any successor statute.

“Excluded Swap Obligation” means, with respect to any Credit Party, any obligation or liability in respect of a Hedging Agreement if, and to the extent that, all or a portion of such obligation or liability of such Credit Party with respect to, or the grant by such Credit Party of a security interest to secure, such obligation or liability (or any guaranty thereof or other agreement or undertaking agreeing to guaranty, repay, indemnify or otherwise be liable therefor) is or becomes illegal under the Commodity Exchange Act or any rule, regulation or order of the Commodity Futures Trading Commission (or the application or official interpretation of any thereof) (a) by virtue of such Credit Party’s failure for any reason to constitute an “eligible contract participant” as defined in the Commodity Exchange Act and the regulations thereunder at the time the obligation or other liability of such Credit Party or the grant of such security interest becomes or would become effective with respect to such obligation or other liability or (b) in the case of any obligation or liability in respect of a Hedging Agreement subject to a clearing requirement pursuant to section 2(h) of the Commodity Exchange Act (or any successor provision thereto), because such Credit Party is a “financial entity,” as defined in section 2(h)(7)(C)(i) the Commodity Exchange Act (or any successor provision thereto), at the time the obligation or other liability of such Credit Party becomes or would become effective with respect to such obligation or liability.  If any obligation or liability in respect of a Hedging Agreement arises under a master agreement governing more than one swap, such exclusion shall apply only to the portion of such obligation or liability that is attributable to swaps for which such guaranty obligation or other liability or security interest is or becomes illegal.

“Fifth Amendment” means that certain Fifth Amendment to Third and Restated Credit Agreement dated as of May 10, 2013, among the Borrower, the Administrative Agent, the Lenders party thereto, and the other parties thereto.

“Fifth Amendment Effective Date” means the first date on which each of the conditions to the effectiveness of the Fifth Amendment have been satisfied (or waived in accordance with this Agreement).

“Permian Properties” means all of the Oil and Gas Properties located in Gaines or Reeves Counties, Texas, that are owned by the Borrower or one or more of its Subsidiaries on the Fifth Amendment Effective Date.

“Qualified ECP Obligor” means, in respect of any obligation or liability in respect of a Hedging Agreement, each Credit Party that has total assets exceeding $10,000,000 at the time the relevant guaranty obligation or other liability or grant of the relevant security interest becomes or would become effective with respect to such any obligation or liability or such other person as constitutes an “eligible contract participant” under the Commodity Exchange Act or any regulations promulgated thereunder and can cause another person to qualify as an “eligible contract participant” at such time by entering into a keepwell under section 1a(18)(A)(v)(II) of the Commodity Exchange Act.

(b)  The definition of “Hedging Agreement” in Section 1.1 of the Credit Agreement is hereby amended by replacing the parenthetical in clause (a) thereof  with the following parenthetical:

“(including any options to enter into any of the foregoing and any agreement, contract or transaction that constitutes a “swap” within the meaning of section 1a(47) of the Commodity Exchange Act)”.

(c)  The definition of “Secured Obligations” in Section 1.1 of the Credit Agreement is hereby amended by deleting the period at the end of such definition and inserting the following proviso:  “; provided, however, that the definition of “Secured Obligations” shall not create any guarantee by any Credit Party of (or grant of security interest by any Credit Party to support, as applicable) any Excluded Swap Obligations of such Credit Party for purposes of determining any obligations of any Credit Party.”

(d)  Section 6.17 of the Credit Agreement is hereby amended by deleting the words “[Intentionally Omitted]” and inserting in place thereof the following Section 6.17:

“           Section 6.17  Keepwell.      The Borrower hereby absolutely, unconditionally and irrevocably undertakes to provide such funds or other support as may be needed from time to time by each other Credit Party to honor all of its obligations under any Hedging Agreement with a Lender or Affiliate of a Lender or any Guaranty in respect of any obligations or other liabilities under a Hedging Agreement with a Lender or Affiliate of a Lender (provided, however, that the Borrower shall only be liable under this Section 6.17 for the maximum amount of such liability that can be hereby incurred without rendering its obligations under this Section 6.17 or otherwise voidable under applicable law relating to fraudulent conveyance or fraudulent transfer, and not for any greater amount).  The obligations of the Borrower under this Section 6.17 shall remain in full force and effect until payment in full of the Secured Obligations and the termination of this Agreement.  The Borrower intends that this Section 6.17 constitute, and this Section 6.17 shall be deemed to constitute, a “keepwell, support, or other agreement” for the benefit of each other Credit Party for all purposes of section 1a(18)(A)(v)(II) of the Commodity Exchange Act.”

(e)   Section 7.5 of the Credit Agreement is hereby amended by deleting the word “and” at the end of clause (h) thereof, inserting the word “and” immediately following the semicolon at the end of clause (i) thereof and inserting the following new clause (j) immediately following clause (i):

“           (j)           if no Default or Event of Default exists either before or after such Disposition or would result therefrom, Disposition of the Permian Properties on or prior to June 30, 2013, in consideration of receipt by the Borrower or another Credit Party of Net Sales Proceeds of not less than $600,000,000;”

(f)   Section 7.6 of the Credit Agreement is hereby amended by deleting the word “and” at the end of clause (c) thereof, inserting the word “and” immediately following the semicolon at the end of clause (d) thereof and inserting the following new clause (e) immediately following clause (d):

“           (e)           Borrower may make Restricted Payments made from the Net Sale Proceeds of the Disposition of the Permian Properties from and after the Fifth Amendment Effective Date until the next regularly scheduled redetermination of the Borrowing Base occurring thereafter provided that the aggregate amount of all such Restricted Payments pursuant to this Section 7.6(e) does not exceed $150,000,000; provided that both before and after giving effect to such Restricted Payment, as applicable, (on a pro forma basis acceptable to the Administrative Agent) no Default or Event of Default shall have occurred and be continuing and all representations and warranties contained in Article V hereof shall be true and correct in all material respects as if made at the time of such Restricted Payment;”

(g)  Section 7.6 of the Credit Agreement is hereby further amended by amending and restating the proviso at the end of Section 7.6 to provide as follows:

“provided, however, that notwithstanding the foregoing, (x) no Restricted Payment pursuant to clauses (b), (c) or (d) shall be made at any time when the Outstanding Amount exceeds, or would exceed after giving effect to any Credit Extension the proceeds of which are used (or are intended to be used) to fund any portion of such Restricted Payment made pursuant to any such clause, 80% of the Borrowing Base then in effect and (y) no Restricted Payment pursuant to clause (e) shall be made at any time when the excess of the lesser of the (1) the Aggregate Commitments at such time and (2) the Borrowing Base at such time, in each case, over the Outstanding Amount is less than the greater of 30% of the Borrowing Base then in effect at such time or $150,000,000, after giving effect to such Restricted Payment; and further provided, however, that the Borrower will not issue any Disqualified Stock.”

(h)  Section 7.12 of the Credit Agreement is hereby amended by deleting the word “and” at the end of clause (a) thereof, deleting the period at the end of clause (b) thereof and inserting the “; and” in place thereof and inserting the following new clause (c) immediately following clause (b):

“(c)     in addition to the actions permitted as provided in Section 7.12(b), the Borrower may call, redeem or repurchase Unsecured Senior Notes using the Net Sale Proceeds of the Disposition of the Permian Properties at any time from and after the Fifth Amendment Effective Date until the next regularly scheduled redetermination of the Borrowing Base occurring thereafter, provided that (x) the aggregate amount of all such Unsecured Senior Notes called, redeemed or repurchased in reliance on this clause (c) shall not exceed $350,000,000 and (y) both before and after giving effect to any such call, redemption or repurchase no Default or Event of Default shall have occurred and be continuing and (provided that, for the avoidance of doubt, the Borrower acknowledges that the Borrowing Base shall not be increased as a result of any such call, redemption or repurchase).”

(i)   Section 8.3 of the Credit Agreement is hereby amended by inserting the following new sentence immediately following clause “Fifth”:

“Notwithstanding the foregoing, amounts received from the Borrower or any other Credit Party that is not an “eligible contract participant” under the Commodity Exchange Act or any regulations promulgated thereunder shall not be applied to any Excluded Swap Obligations; provided, however, appropriate adjustments shall be made with respect to payments from other Credit Parties to preserve the allocation of Secured Obligations otherwise set forth above in this Section.”

Section 3.  Amendment to Guaranty.  The Guaranty is hereby amended by inserting the following new Section 2.8 immediately following Section 2.7 therein:

“           Section 2.8  Keepwell.      Each Guarantor hereby absolutely, unconditionally and irrevocably undertakes to provide such funds or other support as may be needed from time to time by each other Credit Party to honor all of its obligations under any Hedging Agreement with a Lender or Affiliate of a Lender or any Guaranty in respect of any obligations or other liabilities under a Hedging Agreement with a Lender or Affiliate of a Lender (provided, however, that each Guarantor shall only be liable under this Section 2.8 for the maximum amount of such liability that can be hereby incurred without rendering its obligations under this Section 2.8 or otherwise voidable under applicable law relating to fraudulent conveyance or fraudulent transfer, and not for any greater amount).  The obligations of each Guarantor under this Section 2.8 shall remain in full force and effect until payment in full of the Secured Obligations and the termination of this Agreement.  Each Guarantor intends that this Section 2.8 constitute, and this Section 2.8 shall be deemed to constitute, a “keepwell, support, or other agreement” for the benefit of each other Credit Party for all purposes of section 1a(18)(A)(v)(II) of the Commodity Exchange Act.”

Section 4.  Redetermination of Borrowing Base.

(a)  The Borrower, the Administrative Agent and the Lenders party hereto hereby agree that the Borrowing Base is reduced from $570,000,000 to $500,000,000 from and after the consummation of the Permian Disposition until the Borrowing Base shall be otherwise redetermined in accordance with the Credit Agreement.

(b)  Both the Borrower, on the one hand, and the Administrative Agent and the Lenders, on the other hand, agree that the redetermination of the Borrowing Base pursuant to clause (a) of this Section 4 shall constitute the regularly scheduled redetermination of the Borrowing Base pursuant to Section 2.8 of the Credit Agreement for the spring 2013.

Section 5.  Ratification.  The Borrower hereby ratifies and confirms all of the Obligations under the Credit Agreement (as amended or waived hereby) and the other Loan Documents, and, in particular, affirms that the terms of the Security Documents secure, and will continue to secure, all Obligations, after giving effect to this Amendment.

Section 6.  Effectiveness.  This Amendment shall become effective on the Amendment Effective Date upon satisfaction of all of the conditions set forth in this Section 6:

(a)  The Administrative Agent shall have received duly executed counterparts of this Amendment from the Borrower, the Administrative Agent and Lenders constituting at least the Required Borrowing Base Lenders;

(b)  The Borrower shall have made payment of all fees and expenses due and owing under the Credit Agreement and under any separate fee agreement entered into by the parties pursuant to Section 2.10 of the Credit Agreement;

(c)  The Borrower shall have confirmed and acknowledged to the Administrative Agent and the Lenders, and by its execution and delivery of this Amendment, the Borrower does hereby confirm and acknowledge to the Administrative Agent and the Lenders, that (i) the execution, delivery and performance of this Amendment has been duly authorized by all requisite corporate action on the part of the Borrower; (ii) the Credit Agreement (as amended hereby) and each other Loan Document constitute valid and legally binding agreements enforceable against the Borrower and each other Loan Party that is a party thereto in accordance with their respective terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer or other similar laws relating to or affecting the enforcement of creditors’ rights generally and by general principles of equity, (iii) the representations and warranties by the Borrower and the other Loan Parties contained in the Credit Agreement and in the other Loan Documents are true and correct on and as of the date hereof in all material respects as though made as of the date hereof, and (iv) no Default or Event of Default exists under the Credit Agreement or any of the other Loan Documents.

Section 7.  Authorization to Release Liens.  Each of the Lenders party hereto hereby authorizes the Administrative Agent to execute and deliver one or more releases of Liens created under the Security Documents with respect to the Permian Properties, which releases shall be in form and substance reasonably satisfactory to the Administrative Agent.

Section 8.  Governing Law.  This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

Section 9.  Miscellaneous.  (a) On and after the effectiveness of this Amendment, each reference in each Loan Document to “this Amendment”, “this Note”, “this Mortgage”, “hereunder”, “hereof” or words of like import, referring to such Loan Document, and each reference in each other Loan Document to “the Credit Agreement”, “the Notes”, “the Mortgages”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, the Notes, or the Mortgage or any of them, shall mean and be a reference to such Loan Document, the Credit Agreement, the Notes, the Mortgage or any of them, as amended or otherwise modified by this Amendment; (b) the execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any default of the Borrower or any right, power or remedy of the Administrative Agent or the Banks under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents and except as otherwise modified by the terms hereof, the Credit Agreement and such other Loan Documents shall remain in full force and effect; (c) this Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement; and (d) delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.

Section 10.  Final Agreement.  THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS, INCLUDING THIS AMENDMENT, REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.  THERE ARE NO ORAL AGREEMENTS BETWEEN THE PARTIES.

[Signature Pages Follow]

IN WITNESS WHEREOF, each of the parties hereto has caused this Fifth Amendment to Third Amended and Restated Credit Agreement and Guaranty to be executed by its officer(s) thereunto duly authorized as of the date first above written.

BORROWER:
COMSTOCK RESOURCES, INC., a Nevada corporation
By: /s/ ROLAND O. BURNS
Name:	Roland O. Burns
Title:	President and Chief Financial Officer

ADMINISTRATIVE AGENT AND LENDERS:

BANK OF MONTREAL, as Administrative Agent and Issuing Bank and Lender

By: /s/ JAMES V. DUCOTE
Name:	James V. Ducote
Title:	Director

BANK OF AMERICA, N.A., as a Lender

By: /s/ MICHAEL J. CLAYBORNE
Name:	Michael J. Clayborne
Title:	Vice President

JPMORGAN CHASE BANK, N.A., as a Lender

By: /s/ SCOTT PITTMAN
Name:	Scott Pittman
Title:	Authorized Officer

COMERICA BANK, as a Lender

By: /s/ BRANDON M. WHITE
Name:	Brandon M. White
Title:	Corporate Banking Officer

UNION BANK, N.A., as a Lender

By: /s/ DAVID CARTER
Name:	David Carter
Title:	Investment Banking Officer

REGIONS BANK, as a Lender

By: /s/ MICHAEL KUTCHER
Name:	Michael Kutcher
Title:	Officer

THE BANK OF NOVA SCOTIA, as a Lender

By: /s/ TERRY DONOVAN
Name:	Terry Donovan
Title:	Managing Director

COMPASS BANK, as a Lender

By: /s/ UMAR HASSAN
Name:	Umar Hassan
Title:	Vice President

NATIXIS, as a Lender

By: /s/ DANIEL PAYER
Name:	Daniel Payer
Title:	Managing Director

By: /s/ MARY LOU ALLEN
Name:	Mary Lou Allen
Title:	Director

U.S. BANK NATIONAL ASSOCIATION, as a Lender

By: /s/ DANIEL K. HANSEN
Name:	Daniel K. Hansen
Title:	Vice President

SUNTRUST BANK, as a Lender

By: /s/ YANN PIRIO
Name:	Yann Pirio
Title:	Director

BOKF, NA, dba Bank of Texas, as a Lender

By: /s/ MYNAN C. FELDMAN
Name:	Mynan C. Feldman
Title:	Senior Vice President

IBERIABANK, as a Lender

By: /s/ CAMERON D. JONES
Name:	Cameron D. Jones
Title:	Vice President

BRANCH BANKING AND TRUST COMPANY, as a Lender

By: /s/ PARUL JUNE
Name:	Parul June
Title:	Vice President

ONEWEST BANK, FSB, as a Lender

By: /s/ SEAN MURPHY
Name:	Sean Murphy
Title:	Executive Vice President

WHITNEY BANK, as a Lender

By: /s/ DONOVAN C. BROUSSARD
Name:	Donovan C. Broussard
Title:	Senior Vice President

FIFTH THIRD BANK, as a Lender

By: /s/ BYRON L. COOLEY
Name:	Byron L. Cooley
Title:	Executive Director

ACKNOWLEDGMENT BY GUARANTORS

Each of the undersigned Guarantors hereby (i) consents to the terms and conditions of that certain Fifth Amendment to Third Amended and Restated Credit Agreement dated as of May 10, 2013 (the “Amendment”), (ii) acknowledges and agrees that its consent is not required for the effectiveness of the Amendment, (iii) ratifies and acknowledges its respective Obligations under each Loan Document to which it is a party and affirms that the terms of its respective Guaranty guarantees, and will continue to guarantee, the Obligations, after giving effect to the Amendment, and (iv) represents and warrants that (a) no Default or Event of Default has occurred and is continuing, (b) it is in full compliance with all covenants and agreements pertaining to it in the Loan Documents, and (c) it has reviewed a copy of the Amendment.

COMSTOCK OIL & GAS HOLDINGS, INC. COMSTOCK OIL & GAS - LOUISIANA, LLC COMSTOCK OIL & GAS GP, LLC, By Comstock Resources, Inc., its sole member COMSTOCK OIL & GAS, LP,

By Comstock Oil & Gas GP, LLC, its general partner,

By Comstock Resources, Inc., its sole member

By: /s/ ROLAND O. BURNS
Name:	Roland O. Burns
Title:	Chief Financial Officer

COMSTOCK OIL & GAS INVESTMENTS, LLC

By: /s/ ROLAND O. BURNS
Name:	Roland O. Burns
Title:	Manager